                                                                    EXHIBIT 99.1

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Windrose Medical Properties Trust

We have audited the accompanying combined statement of revenue in excess of certain expenses (the "Combined Statement") of the Group B Properties (the "Properties") described in note 1 for the year ended December 31, 2004. This Combined Statement is the responsibility of Windrose Medical Properties Trust's ("Company") management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of the Company, as described in Note 2 to the Combined Statement. It is not intended to be a complete presentation of the Group B Properties' revenue and expenses.

In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the revenue in excess of certain expenses, as described in
Note 2, of the Group B Properties for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP

Indianapolis, Indiana
October 21, 2005

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                               GROUP B PROPERTIES

          Combined Statements of Revenue in Excess of Certain Expenses

               For the Six Months Ended June 30, 2005 (Unaudited)

                    and for the Year Ended December 31, 2004

                                                       FOR THE SIX
                                                       MONTHS ENDED    FOR THE
                                                         JUNE 30,     YEAR ENDED
                                                           2005      DECEMBER 31,
                                                       (UNAUDITED)       2004
                                                      -------------  ------------
Revenue:
  Rental income, including recoveries from tenants    $  12,687,918   25,168,218
                                                      -------------  -----------
Certain expenses:
  Property taxes                                          1,113,500    2,251,583
  Property operating                                      2,835,127    5,655,693
                                                      -------------  -----------
                                                          3,948,627    7,907,276
                                                      -------------  -----------
     Revenue in excess of certain expenses            $   8,739,291   17,260,942
                                                      =============  ===========

See accompanying notes to the combined statements of revenue in excess of certain expenses.


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
                               GROUP B PROPERTIES

  Notes to Combined Statements of Revenue in Excess of Certain Expenses for the
                   Six Months Ended June 30, 2005 (unaudited)
                    and for the Year Ended December 31, 2004

(1)   OPERATING PROPERTIES

      The Combined Statements of Revenue in Excess of Certain Expenses (the Combined Statements) for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited) relate to the operations of the following properties ("Group B Properties"), which will be acquired by Windrose Medical Properties Trust (the Company) from the same seller:

                                                         RENTABLE SQUARE
            PROPERTY LOCATION                                FOOTAGE
------------------------------------------             ---------------------
Jupiter, FL                                                   40,396
Plantation, FL                                                98,511
West Palm Beach, FL                                           43,797
Palm Springs, FL                                              26,849
Palm Springs, FL                                              17,738
Palm Springs, CA                                              44,304
Edinburg, TX                                                  52,068
Boynton, Beach, FL                                            25,565
Boynton Beach, FL                                             25,565
West Palm Beach, FL                                           35,409
Palm Bay, FL                                                  17,790
West Palm Beach, FL                                           23,300
West Palm Beach, FL                                           17,738
West Palm Beach, FL                                           17,790
Arcadia, CA                                                   86,762
El Paso, TX                                                   77,870
Plantation, FL                                                47,020
West Palm Beach, FL                                           35,431
Tempe, AZ                                                     59,808
Wellington, FL                                                48,000
Boca Raton, FL                                                70,235
Dallas, TX                                                    92,391

(2)   BASIS OF PRESENTATION

      The accompanying Combined Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A to be filed by the Company. Accordingly, the Combined Statement is not representative of the actual results of operations of the Group B


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      Properties for the six months ended June 30, 2005, and the year ended
      December 31, 2004, due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Properties:

      - Depreciation and amortization

      - Interest expense

      - Other costs not directly related to the proposed future operations of the Group B Properties

      The Group B Properties have total secured mortgage debt outstanding, as of December 31, 2004, of approximately $161.5 million that matures from 2008 to 2015. The secured mortgage debt bears interest at fixed rates ranging from 4.89% to 8.16% and mortgage debt secured by one of the properties in West Palm Beach, FL (17,790 square feet) has a variable rate of Libor plus 3.05%. While this mortgage debt is expected to be assumed by the Company in connection with the acquisition of the Group B Properties, interest expense related to these secured borrowings has been excluded from the Combined Statements as historical interest expense related to the fixed rate mortgage debt will not be comparable to future operations due to fair value adjustments that will be made to the mortgage debt assumed at the date of acquisition.

(3)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (A)   REVENUE RECOGNITION

            Rental income from leases with scheduled rental increases during their term are recognized for financial reporting purposes on a straight-line basis.

      (B)   USE OF ESTIMATES

            Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Combined Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

      (C)   UNAUDITED INTERIM COMBINED STATEMENT

            The Combined Statements for the six months ended June 30, 2005 is unaudited. In the opinion of the Company's management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statements for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Group B Properties.

(4)   RENT REVENUE

      Space is leased to tenants under various operating leases with initial terms ranging from one year to twenty-five years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses.

      Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 2004 are as follows:

2005                           $  19,976,733
2006                              20,008,419
2007                              16,531,379
2008                              12,501,560
2009                              11,014,086
Thereafter                        38,778,448
                               -------------
                               $ 118,810,625
                               =============

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

(5)   PROPERTY MANAGEMENT FEES

      Property management expense has been included in the Combined Statements for the Group B Properties, with the property management fee on the properties ranging from 3-6% of cash receipts.

(6)   GROUND LEASES

      The Group B Properties have seven ground leases with initial lease terms ranging from 10 years to 100 years. Base rent is adjusted periodically based on the term of the specific lease. Base rent for the year ended December 31, 2004 amounted to $224,721.

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